GOLDMAN SACHS TRUST

Goldman Sachs Enhanced Income Fund

Goldman Sachs Short Duration Government Fund

Goldman Sachs Short Duration Bond Fund

(each, a “Fund”)

Supplement dated June 30, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2021 or October 22, 2021, as supplemented to date

David Fishman, Managing Director and Head of Liquidity Solutions within Goldman Sachs Asset Management, L.P. (“GSAM”), has announced his intention to retire from GSAM, effective December 31, 2022. On October 1, 2022, Mr. Fishman will no longer serve as a portfolio manager for the Funds. John Olivo, Managing Director and Global Head of Short Duration Strategies within GSAM, will continue to serve as portfolio manager for the Funds.

Accordingly, effective October 1, 2022, all references to Mr. Fishman in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SDFI25TBDSTK 06-22